Exhibit 10.1

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the “Agreement”) is entered into as of March 25, 2015, by and between LifeApps Digital Media, Inc., a Delaware corporation (the “Company”) and Robert Gayman, a current officer and director of the Company (“Lender”). The Company and Lender may be referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

WHEREAS, during the period from January 1, 2014 through March 25, 2015, Lender made unsecured, non-interest bearing advances to the Company (collectively, the “Loan”) for working capital purposes in the aggregate amount of $95,377 (the “Loan Amount”); and

WHEREAS, the Loan is not evidenced by a promissory note or other instrument; and

WHEREAS, on September 19, 2012, Lender and the Company entered into an executive employment agreement pursuant to which Lender was appointed to serve as the Company’s President, Chief Executive Officer and Director and receive a base salary per year of $150,000 (the “Salary”); and

WHEREAS, the Company has not had the working capital to pay Lender the Salary during the period from January 16, 2014 through March 15, 2015, and currently owes Lender $174,750 in accrued and unpaid Salary (the Unpaid Salary Amount”); and

WHEREAS, the Parties desire to convert $31,250 of the Loan Amount and none of the Unpaid Salary Amount into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”); and

WHEREAS, the Parties desire to set forth their agreements and understandings with respect thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.             Conversion to Common Stock. Effective as of the date hereof, $31,250 of the Loan Amount (the “Converted Loan Amount”) and none of the Unpaid Salary (the “Converted Salary Amount”) shall be converted into 25,000,000 shares of the Company’s Common Stock (the “Conversion Shares”), at a conversion price equal to the lesser of $0.068 or 60% of the lowest trade price in the 25 trading days previous to the conversion. (In the event that Conversion Shares are not deliverable by DWAC, an additional 10% discount shall apply; if the shares are ineligible for deposit into the DTC system and only eligible for Xclearing deposit, an additional 5% discount shall apply; and in the case of both, an additional cumulative 15% discount shall apply.) Upon execution of this Agreement, the Company shall instruct its transfer agent to issue such Conversion Shares in the name of Lender.

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2.             Amounts Repaid in Full. For and in consideration of the issuance of the Conversion Shares to Lender, the Converted Loan Amount and the Converted Salary Amount shall be deemed to be repaid in full, and the Company shall have no further obligations in connection with the Converted Loan Amount and the Converted Salary Amount.

3.             Waiver and Release. Lender, on behalf of himself, and each of his successors, assigns, representatives and agents (collectively, the “Releasing Parties”), hereby covenant not to sue and fully, finally and forever completely release the Company and its present, future and former officers, directors, stockholders, members, employees, agents, attorneys and representatives (collectively, the “Company Released Parties”) of and from any and all claims, actions, obligations, liabilities, demands and/or causes of action, of whatever kind or character, whether now known or unknown, which the Releasing Parties have or might claim to have against the Company Released Parties for any and all injuries, harm, damages (actual and punitive), costs, losses, expenses, attorneys’ fees and/or liability or other detriment, if any, whenever incurred or suffered by the Releasing Parties arising from, relating to, or in any way connected with, any fact, event, transaction, action or omission that occurred or failed to occur with respect to the Converted Loan Amount and the Converted Salary Amount on or prior to the date of this Agreement.

4.             Restricted Stock. (a) The Conversion Shares to be issued hereunder have not been registered with the United States Securities and Exchange Commission, or with the securities regulatory authority of any state. The Conversion Shares are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the “Act”), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom.

(b)      Lender understands that the certificates representing the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if (a) such Conversion Shares are sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, reasonably acceptable to the Company, that a disposition of the Conversion Shares is being made pursuant to an exemption from such registration and that the Shares, after such transfer, shall no longer be “restricted securities” within the meaning of Rule 144.

5.             Lender’s Representations. The Company is issuing the Conversion Shares to Lender in reliance upon the following representations made by Lender:

(a)      Lender is acquiring the Conversion Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Lender understands and acknowledges that the Conversion Shares have not been registered under the Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent and other representations of Lender as expressed herein. Lender further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Conversion Shares.

(b)      Lender (i) has had, and continues to have, access to detailed information with respect to the business, financial condition, results of operations and prospects of the Company; (ii) has received or has been provided access to all material information concerning an investment in the Company; and (iii) has been given the opportunity to obtain any additional information or documents from, and to ask questions and receive answers of, the officers, directors and representatives of the Company to the extent necessary to evaluate the merits and risks related to an investment in the Company represented by the Conversion Shares.

(c)      As a result of Lender’s study of the aforementioned information and Lender’s prior overall experience in financial matters, and Lender’s familiarity with the nature of businesses such as the Company, Lender is properly able to evaluate the capital structure of the Company, the business of the Company, and the risks inherent therein.

(d)      Lender’s investment in the Company pursuant to this Agreement is consistent, in both nature and amount, with Lender’s overall investment program and financial condition.

(e)      Lender’s financial condition is such that Lender can afford to bear the economic risk of holding the Conversion Shares, and to suffer a complete loss of Lender’s investment in the Company represented by the Conversion Shares.

(f)       Lender’s principal business address is as set forth in Section 6(b) hereof.

(g)      Lender understands that a thinly traded public market now exists, and there may never be an active public market for, the Company’s Common Stock, including the Conversion Shares.

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(h)      All action on the part of Lender, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Lender hereunder and thereunder has been taken, and this Agreement, assuming due execution by the parties hereto, constitutes valid and legally binding obligations of Lender, enforceable in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

(i)       Lender represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf Lender is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Noteholder”). Lender agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. Lender consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about Lender as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If Lender is a financial institution that is subject to the USA Patriot Act, Noteholder represents that it has met all of its obligations under the USA Patriot Act. Lender acknowledges that if, following its investment in the Company, the Company reasonably believes that Lender is a Prohibited Noteholder or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require Lender to transfer the Conversion Shares. Lender further acknowledges that Lender will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

(j)       If Lender is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Lender receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Lender represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

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(k)      Lender realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company’s financial results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company.

6.             Miscellaneous.

(a)      THIS AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. In any action between or among any of the Parties arising out of this Agreement, (i) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts having jurisdiction over New York County, New York; (ii) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court having jurisdiction over New York County, New York; (iii) each of the parties irrevocably waives the right to trial by jury; and (iv) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepared, to the address at which such party is to receive notice in accordance with this Agreement.

(b)        All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Company: LifeApps Digital Media, Inc. 10636 Scripps Court, Suite 166 San Diego, CA 92131 Attention: Robert Gayman Telephone: 858.577.0500

Copy to (which copy shall not constitute notice hereunder):

CKR Law LLP

1330 Avenue of the Americas, 35th Floor

New York, NY 10019

Attention:  Paul C. Levites, Esq.

Telephone:  212.400.6900

Facsimile:  212.400.6901

If to Lender: LifeApps Digital Media, Inc. 10636 Scripps Court, Suite 166 San Diego, CA 92131 Attention: Robert Gayman

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Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(c)      This Agreement constitutes the entire agreement between the Parties and supersedes all prior oral or written negotiations and agreements between the Parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both Parties.

(d)      Each Party to this Agreement hereby represents and warrants to the other Party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other Party or its legal counsel. Each Party represents and warrants to the other Party that in executing this Agreement such Party has completely read this Agreement and that such Party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the Party responsible for its preparation.

(e)      Each Party to this Agreement hereby represents and warrants to the other Party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such Party; (ii) the representative executing this Agreement on behalf of such Party has been granted all necessary power and authority to act on behalf of such Party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such Party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such Party.

(f)      This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single instrument.

[The Remainder of this Page is Left Blank Intentionally. Signature Page Follows.]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

LIFEAPPS DIGITAL MEDIA, INC.

By: /s/ Arnold Tinter
Name: Arnold Tinter
Title: Chief Financial Officer

LENDER

/s/ Robert Gayman
Robert Gayman